Table of Contents


USAA Family of Funds                             1
Message from the President                       2
Investment Review                                4
Message from the Managers                        5
Financial  Information:
   Statement of Assets and Liabilities           7
   Portfolio of Investments in Securities        8
Notes to Portfolio of Investments in Securities 12
   Statement of Operations                      13
   Statement of Changes in Net Assets           14
   Notes to Financial Statements                15


              Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
        USAA Investment Management Company
        Attn: Report Mail
        9800 Fredericksburg Road
        San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Strategy Fund, managed by USAA Investment Management Company
(IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.





USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of December 31, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call
1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*


                                                                                                 Yield
               Investment          Inception                                Since          7-Day     30-Day(1)
               Objective             Date        1 yr    5 yrs    10 yrs   Inception       Simple      SEC

Capital Appreciation
Aggressive Growth                   10/19/81    50.42    20.44    12.02        -              -         -
Emerging Markets(2)                  11/7/94     3.65      -         -      (4.26)            -         -
Gold(2)                              8/15/84     4.04     5.60     5.46        -              -         -
Growth                                4/5/71    32.06    15.56    12.47        -              -         -
Growth & Income                       6/1/93    31.57      -         -      13.74             -         -
International(2)                     7/11/88     8.29    11.98       -       9.51             -         -
World Growth(2)                      10/1/92    12.85      -         -      12.06             -         -

Asset Allocation
Balanced Strategy                     9/1/95      -        -         -       3.24             -         -
Cornerstone Strategy(2)#             8/15/84    18.40    12.37    12.68        -              -         -
Growth and Tax Strategy(3)**#        1/11/89    22.70    10.33       -       9.81             -       3.61
Growth Strategy(2)                    9/1/95      -        -         -       6.50             -         -
Income Strategy                       9/1/95      -        -         -       9.94             -       4.47

Income - Taxable
GNMA                                  2/1/91    16.76      -         -       8.64             -       6.64
Income                                3/4/74    24.47    10.91    10.43        -              -       6.25
Income Stock                          5/4/87    28.62    14.35       -      12.12             -         -
Short-Term Bond                       6/1/93    11.18      -         -       5.33             -       6.43

Income - Tax Exempt
Long-Term(3)**                       3/19/82    18.58     8.44     8.62        -              -       5.40
Intermediate-Term(3)**               3/19/82    15.07     8.22     7.95        -              -       4.93
Short-Term(3)**                      3/19/82     8.11     5.59     5.87        -              -       4.36
California Bond(3)**                  8/1/89    21.85     8.39       -       8.01             -       5.23
Florida Tax-Free Income(3)**         10/1/93    18.90      -         -       3.39             -       5.35
New York Bond(3)**                  10/15/90    18.07     8.60       -       9.25             -       5.31
Texas Tax-Free Income(3)**            8/1/94    22.22      -         -      12.43             -       5.18
Virginia Bond(3)**                  10/15/90    17.08     8.42       -       8.79             -       5.22

Money Market
Money Market(4)                       2/2/81     5.80     4.54     5.97        -            5.48        -
Tax Exempt Money Market(3),(4)**      2/6/84     3.70     3.32     4.36        -            4.33        -
Treasury Money Market Trust(4)        2/1/91     5.59      -         -       4.17           5.26        -
California Money Market(3),(4)**      8/1/89     3.64     3.15       -       3.70           4.14        -
Florida Tax-Free Money
                   Market(3),(4)**   10/1/93     3.57      -         -       2.90           4.28        -
New York Money Market(3),(4)**      10/15/90     3.59     2.98       -       3.04           4.27        -
Texas Tax-Free Money Market(3),(4)**  8/1/94     3.56      -         -       3.36           4.08        -
Virginia Money Market(3),(4)**      10/15/90     3.52     3.13       -       3.21           4.07        -

(1) Calculated as prescribed by the Securities and Exchange Commission.

(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax
   Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.

# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.





                            MESSAGE FROM THE PRESIDENT



(Photograph of Michael J.C. Roth, CFA, President and Vice Chairman of the
 Board, appears here)




Even though the new USAA Asset Strategy Funds have only been in existence since September 1, 1995, our shareholders have invested over $27 million in them. (1) Given that these funds are not the embodiment of some exciting investment story, but rather of a fundamental method of matching risk and potential reward, it certainly appears that we have tapped into an area of need and interest for our customers.

These funds are an embodiment of things we believe about money management:

     Your quest for reward must be within your tolerance for risk

     The events of risk will come as surprises

     Therefore, your asset allocation is your main "defense" against and "definition" of risk

With the Asset Strategy Funds, we take care of the asset allocation.

Let me stress here that I realize not everyone agrees with this philosophy, and that fact truly does not bother me. Such disagreement is necessary if the stock market is to have the great liquidity that all investors enjoy. For those of you who are active traders, we have an excellent brokerage service offering one of the finest Asset Management Accounts available.
In addition, our family of mutual funds covers a very wide spectrum.
Your options for access to our funds and Brokerage Service will soon be expanded significantly, both by personal computer and telephone.

And for those of you who are comfortable with our philosophy, the Asset Strategy Funds will prove a great long-term investment vehicle.


"Your asset allocation is your main 'defense' against and 'definition' of risk."

                            Sincerely,

                            Michael J.C. Roth, CFA
                            President and
                            Vice Chairman of the Board


(1) The Cornerstone Strategy and Growth and Tax Strategy Funds were formerly known as the Cornerstone Fund (Inception 8/15/84) and the Balanced Portfolio Fund (Inception 1/11/89), respectively. These two funds make up approximately $6.4 million of the investments made by shareholders in the Asset Strategy Funds.

     For more complete information about any mutual fund managed by USAA Investment Management Company, including charges and expenses, please call for a prospectus. Please read the prospectus carefully before you invest or send money.

    USAA Brokerage Services is a discount brokerage service of USAA Investment Management Company, a member of the NASD and SIPC.












                     Investment Review


INCOME STRATEGY FUND

OBJECTIVE: To seek high current return, with reduced risk over time, through an asset allocation strategy which emphasizes income and gives secondary emphasis to long-term growth of capital.

                                                       11/30/95
Net Assets                                          $8.6 Million
Net Asset Value Per Share                              $10.66

Average Annual Total Return as of 11/30/95
September 1, 1995 to November 30, 1995                  7.11% *
 * Total returns for periods of less than one year are not annualized. This three-month return is cumulative.

[A pie chart is shown here depicting the Asset Allocation as of November
 30, 1995 for the USAA Income Strategy Fund to be:
 Equities - 19.2% and Long-Term Bonds - 78.5%]



                     Message from the Managers


(Photo of Portfolio Managers appears here)

Seated: John W. Saunders, Jr.
(Allocation Manager, Bonds);
Standing L to R: Eric Thorderson
(Money Market Instruments),
David Ullom (Stocks).


Fund Overview
This report, the first to shareholders, covers the initial three months of operations for the Income Strategy Fund ending November 30, 1995.

The Fund is primarily a bond fund with approximately 80% in bonds. The addition of approximately 20% in growth & income common stocks is designed to provide minimum equity exposure for this new asset strategy fund. This fund is suitable for the conservative investor who wants a good quarterly income stream with moderate risk, plus some protection from capital erosion due to inflation.

Bond and stock markets, as well as this fund, have been in an uptrend since the Fund started on September 1, 1995. The stock market has moved to new record highs as measured by the popular averages, Dow Jones Industrials and S&P 500. The bond market has resumed its strong uptrend as long-term interest rates have continued their decline to the lowest levels for 1995.

Bonds (75-85% of the portfolio)
In order to gain maximum benefit from the rising bond market while interest rates are declining, we invested this segment entirely in long-term U. S. Treasury bonds. These bonds are non-callable, extremely liquid, and settle on a cash basis (you can buy and pay for them or sell and receive payment for them on the same day).

Inflation, the scourge of interest rates, has been 3% or lower for the past four years. Real interest rates (net of inflation) are still high and can continue to move lower in an economic environment which is beginning to show signs of slowing. We will continue to maintain our current portfolio structure in this environment.

Stocks (15-25% of the portfolio)
Our approach to investing the stock allocation of the Fund focuses on a value-oriented investment philosophy. This philosophy places emphasis on selecting securities based on earnings, cash flow, dividends, asset values and our assessment of a particular company's management. We place importance on being patient investors and viewing the investment process over an extended period of time.

Within the stock segment, investment emphasis has been placed on industries such as chemicals, paper and forest products, insurance and retailing. These industries fit well with our value approach to investing, and we believe that, given our investment time horizon, these investments should outperform the major stock market averages.

Money Market Instruments (0-10% of the portfolio)
This segment is used for liquidity and temporary investment of cash pending settlement of bond and stock purchases. We accelerated investment of the initial portfolio in the bond and stock segments and have minimized the short-term holdings. Our money market purchases have consisted of federal agency discount notes. These are the most common short-term securities issued by government-sponsored entities and have been assigned the highest ratings by rating agencies due to the implied credit support of the federal government.

See page 8 for a complete listing of the Portfolio of Investments in Securities.






Income Strategy Fund
Statement of Assets and Liabilities
(In Thousands)

November 30, 1995
(Unaudited)


Assets
  Investments in securities, at market value (identified cost of $8,062)       $8,410
  Cash                                                                            108
  Receivables:
     Capital shares sold                                                           56
     Dividends                                                                    134
                                                                               -------
        Total Assets                                                            8,708
                                                                               -------
Liablities
  Securities purchased                                                             91
  Accounts payable and accrued expenses                                            10
                                                                               -------
        Total Liabilities                                                         101
                                                                               -------
            Net Assets applicable to capital shares outstanding                $8,607
                                                                               =======
Represented by:
  Paid-in capital                                                              $8,189
  Accumulated undistributed net investment income                                  70
  Net unrealized appreciation of investments                                      348
                                                                               --------
            Net assets applicable to capital shares outstanding                $8,607
                                                                               ========
Capital shares outstanding, unlimited number of shares authorized,
  no par value                                                                    807
                                                                               ========
Net asset value, redemption price, and offering price per share                $10.66
                                                                               ========

See accompanying notes to financial statements.








Income Strategy Fund
Portfolio of Investments in Securities

November 30, 1995
(Unaudited)
                                                                      Market
   Number                                                             Value
   of Shares            Security                                      (000)
   ---------           ----------                                    --------


                 Common Stocks (18.9%)
             Aerospace/Defense (1.3%)
      500    B.F. Goodrich Co.                                       $  35
      700    Boeing Co.                                                 51
      600    Rockwell International Corp.                               30
                                                                     ------
                                                                       116
                                                                     ------

             Aluminum (0.3%)
      500    Aluminum Co. of America                                    29
                                                                     ------
             Automobiles (0.4%)
    1,100    Ford Motor Co.                                             31
                                                                     ------

             Bank Holding Companies - Money Center (0.4%)
      500    Bankers Trust New York Corp.                               32
                                                                     ------
             Chemicals (0.7%)
      600    Avery Dennison Corp.                                       29
      500    Dow Chemical Co.                                           35
                                                                     ------
                                                                        64
                                                                     ------

             Chemicals - Specialty (0.3%)
      800    Morton International, Inc.                                 28
                                                                     ------
             Computer Software & Service (0.3%)
    1,500    Novell, Inc.*                                              25
                                                                     ------
             Containers - Metals & Glass (0.3%)
    1,000    Ball Corp.                                                 29
                                                                     ------
             Distribution & Pipelines (0.7%)
    1,100    NICOR, Inc.                                                28
      900    Sonat, Inc.                                                29
                                                                     ------
                                                                        57
                                                                     ------
             Electric Power (0.3%)
      600    Houston Industries, Inc.                                   27
                                                                     ------
             Entertainment (0.4%)
      800    Time Warner, Inc.                                          32
                                                                     ------
             Foods (0.4%)
    1,200    Dean Foods Co.                                             34
                                                                     ------
             Healthcare - Diversified (0.6%)
      300    American Home Products Corp.                               27
      300    Johnson & Johnson                                          26
                                                                     ------
                                                                        53
                                                                     ------
             Healthcare - HMO (0.5%)
    1,500    Humana, Inc.*                                              42
                                                                     ------
             Healthcare - Miscellaneous (0.2%)
      800    Caremark International, Inc.                               16
                                                                     ------
             Household Products (0.7%)
      300    Procter & Gamble Co.                                       26
    2,000    Sunbeam Corp.                                              32
                                                                     ------
                                                                        58
                                                                     ------
             Insurance - Property/Casualty (1.1%)
      700    Allstate Corp.                                             29
      350    American International Group, Inc.                         32
    1,600    Prudential Reinsurance Holdings, Inc.                      33
                                                                    -------
                                                                        94
                                                                    -------
             Leisure Time (0.4%)
    1,600    Brunswick Corp.                                            34
                                                                    -------


             Machinery - Diversified (0.8%)
    1,700    BW/IP, Inc.                                                26
    1,200    Deere & Co.                                                40
                                                                    -------
                                                                        66
                                                                    -------

             Manufacturing - Diversified Industries (0.4%)
    1,000    Hillenbrand Industries, Inc.                               33
                                                                    -------

             Medical Products & Supplies (0.4%)
    1,200    C.R. Bard, Inc.                                            35
                                                                   --------

             Metals - Miscellaneous (0.3%)
      800    Inco Ltd.                                                  29
                                                                  ---------
             Office Equipment & Supplies (0.4%)
      250    Xerox Corp.                                                34
                                                                    -------

             Oil - Domestic (0.4%)
    1,600    Occidental Petroleum Corp.                                 35
                                                                    -------
             Oil - Exploration & Production (0.4%)
    1,200    Apache Corp.                                               32
                                                                    -------
             Oil - International (0.4%)
      500    Texaco, Inc.                                               37
                                                                    -------
             Oil Well Equipment & Service (0.4%)
      500    Schlumberger Ltd.                                          32
                                                                    -------
             Paper & Forest Products (0.8%)
    1,700    Fort Howard Corp.*                                        34
      700    Weyerhaeuser Co.                                          31
                                                                    -------
                                                                       65
                                                                    -------

             Pollution Control (0.4%)
    1,200    WMX Technologies, Inc.                                    35
                                                                    -------

             Publishing (0.4%)
      500    Dun & Bradstreet Corp.                                     31
                                                                    -------
             Railroads (0.4%)
      400    Norfolk Southern Corp.                                     32
                                                                    -------
             Real Estate Investment Trusts (0.4%)
    1,800    Public Storage, Inc.                                       32
                                                                    -------
             Restaurants (0.3%)
    1,900    Brinker International, Inc.*                               29
                                                                    --------

             Retail - General Merchandising (0.8%)
      800    J.C. Penney Company, Inc.                                  37
      800    Sears, Roebuck & Co.                                       32
                                                                     -------
                                                                        69
                                                                     -------

             Retail - Specialty (0.4%)
    1,500    Borders Group, Inc.*                                       27
    1,100    Phillips-Van Heusen Corp.                                  11
                                                                     -------
                                                                        38
                                                                     -------
             Telephones (1.1%)
      500    American Telephone & Telegraph Co.                         33
      800    GTE Corp.                                                  34
      800    Sprint Corp.                                               32
                                                                     -------
                                                                        99
                                                                     -------
             Tobacco (0.7%)
    1,100    RJR Nabisco Holdings Corp.                                 32
    1,300    Universal Corp.                                            31
                                                                     -------
                                                                        63
                                                                     -------
             Total common stocks (cost: $1,555)                       1,627
                                                                     -------


                        Preferred Stocks (0.3%)

      300    National Semiconductor Corp. depositary shares,
                  $3.25 convertible (cost: $27)                         24
                                                                     --------

              U.S. Government & Agency Issues (78.5%)

 Principal
   Amount                                Coupon
   (000)                                 Rate        Maturity
----------                               ------      ---------

$  5,295     U.S. Treasury Bond         7.88%        2/15/21         6,374
     350     U.S. Treasury Bond          6.88        8/15/25           385
                                                                    --------
             Total U.S. government & agency issues (cost: $6,480)    6,759
                                                                    --------

             Total investments (cost: $8,062)                       $8,410
                                                                    ========

 *Non-income producing.



Income Strategy Fund
Notes to Portfolio of Investments in Securities

November 30, 1995
(Unaudited)



General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

See accompanying notes to financial statements.







Income Strategy Fund
Statement of Operations
(in Thousands)

Three-month period ended November 30, 1995*
(Unaudited)


Net investment income:
   Income:
        Dividends                                                    $    7
        Interest                                                         78
                                                                      -------
             Total income                                                85
                                                                      -------
   Expenses:
        Management fees                                                   8
        Transfer agent's fees                                             2
        Custodian's fees                                                 12
        Postage                                                           1
        Shareholder reporting fees                                        1
        Trustees' fees                                                    1
        Registration fees                                                 3
        Audit fees                                                        8
        Legal fees                                                        1
        Other                                                             1
                                                                      -------
             Total expenses before reimbursement                         38
        Expenses reimbursed                                             (23)
                                                                      -------
             Total expenses after reimbursement                          15
                                                                      -------
                Net investment income                                    70
                                                                      -------
Net realized and unrealized gain on investments:
        Net realized gain on investments                                 35
        Change in net unrealized appreciation/depreciation of
        investments                                                     348
                                                                      -------
                Net realized and unrealized gain                        383
                                                                      -------
Increase in net assets resulting from operations                    $   453
                                                                      =======

* Fund commenced operations September 1, 1995.

  See accompanying notes to financial statements.



Income Strategy Fund
Statement of Changes in Net Assets
(In Thousands)

Three-month period ended November 30, 1995*
(Unaudited)


From operations:
   Net investment income                                            $    70
   Net realized gain on investments                                      35
   Change in net unrealized appreciation/depreciation of investments    348
                                                                     ------
        Increase in net assets resulting from operations                453
                                                                     ------
Distributions to shareholders from:
   Net realized gains                                                   (35)
                                                                     -------
From capital share transactions:
   Shares sold                                                        8,226
   Shares issued for dividends reinvested                                35
   Shares redeemed                                                      (72)
                                                                      -------
        Increase in net assets from capital share transactions        8,189
                                                                     -------
Net increase in net assets                                            8,607

Net assets:
   Beginning of period                                                  -
                                                                      -------
   End of period                                                    $ 8,607
                                                                     =======
Undistributed net investment income included in net assets:
   Beginning of period                                             $    -
                                                                     =======
   End of period                                                   $     70
                                                                     =======
Change in shares outstanding:
   Shares sold                                                          811
   Shares issued for dividends reinvested                                 3
   Shares redeemed                                                       (7)
                                                                      -------
     Increase in shares outstanding                                     807
                                                                      =======

* Fund commenced operations September 1, 1995.

See  accompanying notes to financial statements.



Income Strategy Fund
Notes to Financial Statements
(In Thousands)

November 30, 1995
(Unaudited)
(1) Summary of Significant Accounting Policies

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Income Strategy Fund (the Fund), which commenced operations on September 1, 1995. The Fund's investment objective is to seek high current return, with reduced risk over time, through an asset allocation strategy which emphasizes income and gives secondary emphasis to long-term growth of capital.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

(2) Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 10% of the market value of its assets at the time of such borrowing. Borrowings under this Agreement will bear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Fund had no borrowings under this Agreement during the three-month period ended November 30, 1995.

(3) Distributions

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year.

(4) Investment Transactions

Purchases and sales of securities, excluding short-term securities, for the three-month period ended November 30, 1995 were $11,694 and $3,664, respectively.

Gross unrealized appreciation and depreciation of investments as of November 30, 1995 was $383 and $35, respectively.

(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .50% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

(6) Transactions with Affiliates

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1995, the Association and its affiliates owned 502 shares (62.2%) of the Fund.



Income Strategy Fund
Notes to Financial Statements (continued)


November 30, 1995
(Unaudited)


(7) Financial Highlights

Per share operating performance for a share outstanding throughout the period is as follows:

                                      Three-month
                                     Period Ended
                                      November 30,
                                         1995*
                                        -------
Net asset value at
   beginning of period               $    10.00
Net investment income                       .09
Net realized and
   unrealized gain                          .62
Distributions of realized
   capital gains                          ( .05)
                                        --------
Net asset value at
   end of period                     $    10.66
                                        =======
Total return (%) **                        7.11
Net assets at end of period (000)     $   8,607
Ratio of expenses to
   average net assets (%)                  1.00 (a)(b)
Ratio of net investment
   income to average net
   assets (%)                              4.72 (a)(b)
Portfolio turnover (%)                    68.79
Average commission rate paid per share    .0495

*  Fund commenced operations September 1, 1995.

** Assumes reinvestment of all capital gain distributions during the period.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b) The information contained in the above table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:

Ratio of expenses to average net assets (%)     2.53 (a)

Ratio of net investment income to average
   net assets (%)                               3.19 (a)